UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 4, 2017

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 1, 2017, AT&T Inc. (“AT&T”) completed its previously announced debt exchange offers (the “Exchange Offers”) to exchange (i) the 5.000% Global Notes due 2021 of AT&T (the “AT&T 5.000% 2021 Notes”); (ii) the 5.000% Senior Notes due 2021 of DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. (together, “DIRECTV”) (the “DIRECTV 5.000% 2021 Notes”); (iii) the 4.600% Global Notes due 2021 of AT&T (the “AT&T 4.600% 2021 Notes”); (iv) 4.600% Senior Notes due 2021 of DIRECTV (the “DIRECTV 4.600% 2021 Notes”); (v) 4.450% Global Notes due 2021 of AT&T (the “AT&T 4.450% 2021 Notes”); (vi) the 3.875% Global Notes due 2021 of AT&T (the “AT&T 3.875% 2021 Notes”); (vii) the 5.200% Global Notes due 2020 of AT&T (the “AT&T 5.200% 2020 Notes”); (viii) the 5.200% Senior Notes due 2020 of DIRECTV (the “DIRECTV 5.200% 2020 Notes”); (ix) the 2.800% Global Notes due 2021 of AT&T (the “AT&T 2.800% 2021 Notes”); (x) the 2.450% Global Notes due 2020 of AT&T (the “AT&T 2.450% 2020 Notes”); (xi) the Floating Rate Global Notes due 2020 of AT&T (the “AT&T Floating Rate Notes” and, together with the AT&T 5.000% 2021 Notes, the DIRECTV 5.000% 2021 Notes, the AT&T 4.600% 2021 Notes, the DIRECTV 4.600% 2021 Notes, the AT&T 4.450% 2021 Notes, the AT&T 3.875% 2021 Notes, the AT&T 5.200% 2020 Notes, the DIRECTV 5.200% 2020 Notes, the AT&T 2.800% 2021 Notes, the AT&T 2.450% 2020 Notes, the “Pool 1 Notes”); (xii) the Zero Coupon Senior Notes due 2022 of AT&T (the “AT&T Zero Coupon 2022 Notes”); (xiii) the 3.800% Global Notes due 2022 of AT&T (the “AT&T 3.800% 2022 Notes”); (xiv) 3.800% Senior Notes due 2022 of DIRECTV (the “DIRECTV 3.800% 2022 Notes”); (xv) the 3.600% Global Notes due 2023 of AT&T (the “AT&T 3.600% 2023 Notes”); (xvi) the 3.000% Global Notes due 2022 (February) of AT&T (the “AT&T 3.000% Feb 2022 Notes”); the (xvii) the 3.000% Global Notes due 2022 (June) of AT&T (the “AT&T 3.000% June 2022 Notes”) and (xviii) the 2.625% Global Notes due 2022 of AT&T (the “AT&T 2.625% 2022 Notes” and, together with the AT&T Zero Coupon 2022 Notes, the AT&T 3.800% 2022 Notes, the DIRECT 3.800% 2022 Notes, the AT&T 3.600% 2023 Notes, the AT&T 3.000% Feb 2022 Notes and the AT&T 3.000% June 2022 Notes, the “Pool 2 Notes”) for two new series of AT&T’s senior notes (as described below).

Pursuant to the Exchange Offers, the aggregate principal amounts of the Pool 1 Notes and the Pool 2 Notes set forth below were validly tendered and accepted and subsequently cancelled:

(i)	$310,428,000 aggregate principal amount of AT&T 5.000% 2021 Notes;

(ii)	$29,608,000 aggregate principal amount of DIRECTV 5.000% 2021 Notes;

(iii)	$245,359,000 aggregate principal amount of AT&T 4.600% 2021 Notes;

(iv)	$34,004,000 aggregate principal amount of DIRECTV 4.600% 2021 Notes;

(v)	$396,841,000 aggregate principal amount of AT&T 4.450% 2021 Notes;

(vi)	$328,395,000 aggregate principal amount of AT&T 3.875% 2021 Notes;

(vii)	$264,031,000 aggregate principal amount of AT&T 5.200% 2020 Notes;

(viii)	$88,741,000 aggregate principal amount of DIRECTV 5.200% 2020 Notes;

(ix)	$305,001,000 aggregate principal amount of AT&T 2.800% 2021 Notes;

(x)	$249,559,000 aggregate principal amount of AT&T 2.450% 2020 Notes;

(xi)	$63,281,000 aggregate principal amount of AT&T Floating Rate Notes;

(xii)	$437,000,000 aggregate principal amount of AT&T Zero Coupon 2022 Notes;

(xiii)	$402,785,000 aggregate principal amount of AT&T 3.800% 2022 Notes;

(xiv)	$19,973,000 aggregate principal amount of DIRECTV 3.800% 2022 Notes;

(xv)	$709,939,000 aggregate principal amount of AT&T 3.600% 2023 Notes;

(xvi)	$393,166,000 aggregate principal amount of AT&T 3.000% Feb 2022 Notes;

(xvii)	$788,484,000 aggregate principal amount of AT&T 3.000% June 2022 Notes; and

(xviii)	$381,257,000 aggregate principal amount of AT&T 2.625% 2022 Notes.

Following such cancellation, (i) $1,119,880,000 aggregate principal amount of AT&T 5.000% 2021 Notes remain outstanding; (ii) $39,924,000 aggregate principal amount of DIRECTV 5.000% 2021 Notes remain outstanding; (iii) $682,696,000 aggregate principal amount of AT&T 4.600% 2021 Notes remain outstanding; (iv) $37,875,000 aggregate principal amount of DIRECTV 4.600% 2021 Notes remain outstanding; (v) $853,159,000 aggregate principal amount of AT&T 4.450% 2021 Notes remain outstanding; (vi) $1,171,605,000 aggregate principal amount of AT&T 3.875% 2021 Notes remain outstanding; (vii) $890,148,000 aggregate principal amount of AT&T 5.200% 2020 Notes remain outstanding; (viii) $56,994,000 aggregate principal amount of DIRECTV 5.200% 2020 Notes remain outstanding; (ix) $1,694,999,000 aggregate principal amount of AT&T 2.800% 2021 Notes remain outstanding; (x) $2,750,441,000 aggregate principal amount of AT&T 2.450% 2020 Notes remain outstanding; (xi) $686,719,000 aggregate principal amount of AT&T Floating Rate Notes remain outstanding; (xii) $592,000,000 aggregate principal amount of AT&T Zero Coupon 2022 Notes remain outstanding; (xiii) $1,012,016,000 aggregate principal amount of AT&T 3.800% 2022 Notes remain outstanding; (xiv) $65,028,000 aggregate principal amount of DIRECTV 3.800% 2022 Notes remain outstanding; (xv) $1,890,061,000 aggregate principal amount of AT&T 3.600% 2023 Notes remain outstanding; (xvi) $1,456,834,000 aggregate principal amount of AT&T 3.000% Feb 2022 Notes remain outstanding; (xvii) $1,961,516,000 aggregate principal amount of AT&T 3.000% June 2022 Notes remain outstanding and (xviii) $1,118,743,000 aggregate principal amount of AT&T 2.625% 2022 Notes remain outstanding.

In connection with the settlement of the Exchange Offers, AT&T issued (a) U.S.$2,449,011,000 aggregate principal amount of its 4.100% Global Notes due 2028 (the “New 2028 Securities”) in exchange for the Pool 1 Notes validly tendered and accepted and (b) U.S.$3,156,272,000 aggregate principal amount of its 4.300% Global Notes due 2030 (the “New 2030 Securities”) in exchange for the Pool 2 Notes validly tendered and accepted.

The respective forms of the Rule 144A Global Notes and Regulation S Global Notes for the New 2028 Securities and the New 2030 Securities (together, the “New Securities”) are filed as Exhibits 4.1 – 4.4 and are incorporated herein by reference in their entirety. In connection with the issuance of the New Securities, AT&T entered into a Registration Rights Agreement, dated as of December 1, 2017, with the dealer managers named therein, which will give holders of the New Securities certain exchange and registration rights with respect to the New Securities. A copy of the Registration Rights Agreement is filed as Exhibit 4.5 and is incorporated herein by reference in its entirety.

The New Securities are governed by the terms of an indenture, dated as of May 15, 2013, between AT&T and The Bank of New York Mellon Trust Company, N.A., as trustee.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

4.1	Form of 4.100% Rule 144A Global Note due 2028
4.2	Form of 4.100% Regulation S Global Note due 2028
4.3	Form of 4.300% Rule 144A Global Note due 2030
4.4	Form of 4.300% Regulation S Global Note due 2030
4.5	Registration Rights Agreement, dated as of December 1, 2017

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: December 4, 2017	By:	/s/ George B. Goeke
George B. Goeke Senior Vice President and Treasurer